Exhibit 31.2

CERTIFICATION

     I, Robert F. Gallagher, certify that:

     1. I have reviewed this annual report on Form 10-K/A of Stratasys, Inc. (the “registrant”);

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 27, 2012	/s/ ROBERT F. GALLAGHER
Robert F. Gallagher
Chief Financial Officer

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